Regulatory Matters, Commitments, Contingencies And Environmental Liabilities Regulatory Matters, Commitments, Contingencies And Environemental Liabilities (Environmental Liabilities) (Details) - USD ($)
$ in Millions
	Dec. 31, 2016	Dec. 31, 2015
Environmental Remediation Obligations [Abstract]
Current	$ 37	$ 42
Non-current	348	326
Total environmental liabilities	$ 385	$ 368